UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2022

LANDS' END, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-09769	36-2512786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)     Dismissal of independent registered public accounting firm.

The Audit Committee of the Board of Directors (the “Audit Committee”) of Lands’ End, Inc. (the “Company”) recently completed a process to determine which audit firm would serve as the Company’s independent registered public accounting firm, beginning with the fiscal year ending January 27, 2023. Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm for the fiscal year ended January 28, 2022 (“Fiscal 2021”) was invited to participate and participated in the process.  Deloitte has served as the Company’s independent registered public accounting firm since 2012.  On March 14, 2022, the Company, with the approval of the Audit Committee, notified Deloitte that Deloitte was being dismissed as the Company’s independent registered public accounting firm, effective with the conclusion of the audit for Fiscal 2021.

During the Company’s fiscal years ended January 31, 2020 and January 29, 2021 and through the date hereof, the Company has not had any disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements.  In addition, during the Company’s fiscal years ended January 31, 2020 and January 29, 2021 and through the date hereof, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2020 and January 29, 2021 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The audit reports for the fiscal years ended January 31, 2020 and January 29, 2021 included an explanatory paragraph regarding the Company’s adoption of ASU No. 2016-02, Leases (Topic 842) as of February 2, 2019 using the modified retrospective method.

The Company provided Deloitte with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Deloitte furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of Deloitte’s letter, dated March 18, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     Appointment of new independent registered public accounting firm.

On March 14, 2022, the Audit Committee approved the appointment of BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm commencing for its quarter ending April 29, 2022 and its fiscal year ending January 27, 2023.

In connection with the Company’s appointment of BDO as the Company’s independent registered public accounting firm, the Company has not consulted BDO on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Exhibit Description
16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated March 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS' END, INC.

Date: March 18, 2022	By: /s/ James Gooch
Name: James Gooch
Title: President and Chief Financial Officer